(Photo omitted)

ELIZABETH R. BRAMWELL, CFA
President and Chief Investment Officer

A Diversified
Portfolio Seeking
Long-Term
Capital Growth



          THE BRAMWELL GROWTH FUND


           AVERAGE ANNUAL RETURNS
               as of 9/30/98
----------------------------------------------
          One      Three      Since
          Year     Years    Inception*
          10.7%    17.9%      21.5%


        For a prospectus, please call
                1-800-BRAMCAP
              (1-800-272-6227)

          THE BRAMWELL FUNDS, INC.
          -------------------------
  745 FIFTH AVENUE, NEW YORK, NEW YORK 10151


*Inception 8/1/94. Returns include changes in share price and reinvestment of dividends and are net of expenses. The annual expense rate of the Fund is capped at 1.75% which favorably affected the performance.
Performance is historical and does not guarantee future results. Investment returns and share values will fluctuate and a gain or loss may occur when shares are sold. The
Prospectus contains more complete information, including fees and expenses. Read it carefully before you invest or send money.